UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2007

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)
\

Texas	1-3187	22-3865106
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrants’ telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
$1,200,000,000 Second Amended and Restated Credit Agreement
$300,000,000 Second Amended and Restated Credit Agreement
$950,000,000 Second Amended and Restated Credit Agreement

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On June 29, 2007, CenterPoint Energy, Inc. (the “Company”) and its wholly owned subsidiaries, CenterPoint Energy Houston Electric, LLC (“CEHE”) and CenterPoint Energy Resources Corp. (“CERC”), amended and restated three bank credit facilities totaling $2.45 billion.
     CenterPoint Energy, Inc. Credit Facility. The Company’s amended credit facility is a $1.2 billion five-year senior unsecured revolving credit facility. The facility has a first drawn cost of London Interbank Offered Rate (“LIBOR”) plus 55 basis points based on the Company’s current credit ratings, versus the previous rate of LIBOR plus 60 basis points. The facility contains covenants, including a debt (excluding transition bonds) to earnings before interest, taxes, depreciation and amortization covenant.
     CenterPoint Energy Houston Electric, LLC Credit Facility. CEHE’s amended credit facility is a $300 million five-year senior unsecured revolving credit facility. CEHE’s first drawn cost under the credit facility remains at LIBOR plus 45 basis points based on CEHE’s current credit ratings. The facility contains covenants, including a debt (excluding transition bonds) to total capitalization covenant.
     CenterPoint Energy Resources Corp. Credit Facility. CERC’s amended credit facility is a $950 million five-year senior unsecured revolving credit facility versus $550 million prior to the amendment. CERC’s first drawn cost under the credit facility remains at LIBOR plus 45 basis points based on CERC’s current credit ratings. The facility contains covenants, including a debt to total capitalization covenant.
     General. Under each of the credit facilities, an additional utilization fee of 5 basis points applies to borrowings any time more than 50% of the facility is utilized. The spread to LIBOR and the utilization fee fluctuate based on the borrower’s credit rating at the time of borrowing. Borrowings under each of the facilities are subject to customary terms and conditions. However, there is no requirement that the Company, CEHE or CERC make representations prior to borrowings as to the absence of material adverse changes or litigation that could be expected to have a material adverse effect. Borrowings under each of the credit facilities are subject to acceleration upon the occurrence of events of default that the Company, CEHE and CERC consider customary.
     The global coordinators for the three facilities are J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., who also served as joint lead arrangers for the Company facility. Barclays Capital and Wachovia Bank, National Association served as joint lead arrangers for the CEHE facility. Citigroup Global Markets Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc. served as joint lead arrangers for the CERC facility. J.P. Morgan Chase Bank, N.A. serves as the administrative agent for the Company and CEHE facilities, and Citibank, N.A. serves as the administrative agent for the CERC facility.
     The credit agreements described above are filed as Exhibits 4.1, 4.2 and 4.3 to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the credit agreements.

Item 9.01	Financial Statements and Exhibits.
     The exhibits listed below are filed herewith.
(d)	Exhibits.

4.1	$1,200,000,000 Second Amended and Restated Credit Agreement dated as of June 29, 2007 among CenterPoint Energy, Inc., Citibank, N.A., as Syndication Agent, Barclays Bank plc, Bank of America, National Association and Credit Suisse, Cayman Islands Branch, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative

Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Bookrunners, and the banks named therein.

4.2	$300,000,000 Second Amended and Restated Credit Agreement dated as of June 29, 2007 among CenterPoint Energy Houston Electric, LLC, Barclays Bank plc and Wachovia Bank, National Association, as Co-Syndication Agents, UBS Securities LLC and Deutsche Bank Securities Inc., as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, Barlays Capital and Wachovia Bank, National Association, as Joint Lead Arrangers and Bookrunners, and the banks named therein.

4.3	$950,000,000 Second Amended and Restated Credit Agreement dated as of June 29, 2007 among CenterPoint Energy Resources Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Lead Arrangers, Citibank, N.A., as Administrative Agent, Deutsche Bank Securities Inc. and Bank of America, National Association, as Co-Syndication Agents, The Royal Bank of Scotland plc and ABN AMRO Bank N.V., as Co-Documentation Agents, and the initial lenders named therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: July 6, 2007	By:	/s/ James S. Brian
James S. Brian
Senior Vice President and Chief Accounting Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: July 6, 2007	By:	/s/ James S. Brian
James S. Brian
Senior Vice President and Chief Accounting Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.
Date: July 6, 2007	By:	/s/ James S. Brian
James S. Brian
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

4.1	$1,200,000,000 Second Amended and Restated Credit Agreement dated as of June 29, 2007 among CenterPoint Energy, Inc., Citibank, N.A., as Syndication Agent, Barclays Bank plc, Bank of America, National Association and Credit Suisse, Cayman Islands Branch, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Bookrunners, and the banks named therein.

4.2	$300,000,000 Second Amended and Restated Credit Agreement dated as of June 29, 2007 among CenterPoint Energy Houston Electric, LLC, Barclays Bank plc and Wachovia Bank, National Association, as Co-Syndication Agents, UBS Securities LLC and Deutsche Bank Securities Inc., as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, Barlays Capital and Wachovia Bank, National Association, as Joint Lead Arrangers and Bookrunners, and the banks named therein.

4.3	$950,000,000 Second Amended and Restated Credit Agreement dated as of June 29, 2007 among CenterPoint Energy Resources Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Lead Arrangers, Citibank, N.A., as Administrative Agent, Deutsche Bank Securities Inc. and Bank of America, National Association, as Co-Syndication Agents, The Royal Bank of Scotland plc and ABN AMRO Bank N.V., as Co-Documentation Agents, and the initial lenders named therein.